COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated August 3, 2017

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding an investment option available under your contract.  It is for informational purposes only and requires no action on your part.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective on or about October 1, 2017, certain changes are being made to the Deutsche Global Growth VIP fund (formerly named the DWS Global Thematic VIP fund).  To reflect those changes this Supplement amends your Prospectus as follows:

1.                 All references in your Prospectus to “Deutsche Global Growth VIP” should be deleted and replaced with “Deutsche International Growth VIP.”

2.                 In the section of your Prospectus entitled “THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS,” under the “Investment Options” heading the presentation of “Investment Objective(s) and Principal Investments” for the Deutsche Global Growth VIP fund should be deleted and replaced with the following:

Portfolio	Investment Objective(s) and Principal Investments
Deutsche International Growth VIP —Class A

•  The fund seeks long-term capital growth. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants. The fund will generally invest less than 20% of its assets in US equities.

All other provisions in your Prospectus, as supplemented, remain unchanged.  For complete details regarding changes to the Deutsche Global Growth VIP fund please refer to the fund’s prospectus, as supplemented.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.

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